UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 25, 2005

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wessex House - 2nd Floor
45 Reid Street PO Box HM 845
Hamilton HM DX, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      REGULATION FD DISCLOSURE.

                        On May 25, 2005, the registrant issued a news release that announced its U.S. holding company subsidiary, Everest Reinsurance Holdings, Inc. (“Everest Holdings”), received a subpoena from the Securities and Exchange Commission seeking information regarding certain loss mitigation insurance products. The registrant also announced that its insurance subsidiaries have received and are responding to broadly distributed information requests from state regulators, including from the insurance departments of Delaware and Georgia. A copy of that news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

                         In accordance with general instruction B.2. of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Exhibit No.	Description

99.1	News Release of the registrant, dated May 25, 2005

SIGNATURES

                       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By: /s/ STEPHEN L. LIMAURO
Stephen L. Limauro
Executive Vice President and
Chief Financial Officer

Dated: May 25, 2005

EXHIBIT INDEX

Exhibit
Number	Description of Document	Page No.

99.1	News Release of the registrant, dated May 25, 2005	5